UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-00051

SELECTED AMERICAN SHARES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2019
Date of reporting period: December 31, 2019

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Selected Funds

Selected American Shares
Selected International Fund

December 31, 2019

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.

Selecting Quality Companies for the Long Term™

SELECTED FUNDS	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Funds prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedules of Investments

The Funds file their complete schedules of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Funds’ Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-243-1575, on the Funds’ website at www.selectedfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings is also available at www.selectedfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

SELECTED FUNDS	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Selected Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds’ website at www.selectedfunds.com, or by calling 1-800-243-1575.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

James J. McMonagle	Christopher C. Davis	Danton G. Goei
Chairman	President & Portfolio Manager	Portfolio Manager

February 3, 2020

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC.

Performance Overview
Selected American Shares performed in line with the Standard & Poor’s 500® Index (“S&P 500®”) for the twelve-month period ended December 31, 2019 (the “period”). The Fund’s Class S and D shares delivered total returns of 31.15% and 31.57%, respectively, versus a 31.49% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Information Technology (up 51%), Financials (up 33%), and Communication Services (up 33%). All of the sectors within the S&P 500® reported positive performance during the period. The sectors that reported the weakest, yet still positive, performance were Energy (up 12%), Health Care (up 21%), and Materials (up 25%).

Detractors from Performance
The Fund’s Financial sector holdings were the most significant detractor2 from performance relative to the S&P 500®. The Fund’s weaker stock selection hindered performance (up 23%, when compared with up 33% for the S&P 500®). Danske Bank3 (down 12%), which is the largest bank in Denmark, was a top detractor during the period.

The Fund’s Energy holdings detracted from performance. The Fund’s relative performance was hindered primarily as a result of weaker performing Energy stocks (down less than 1%, compared to up 12%). Even though Encana represented an average weighting of less than 1% of net assets during the period it was the top detractor (down 18%).

The Fund’s Information Technology holdings outperformed those of the S&P 500® (up 61%, versus up 51%). However, this sector hindered the Fund’s relative performance due to the Fund’s significant underweight position in the top performing sector (10% average weighting, compared with 20% for the S&P 500®).

A number of the top detractors came from the Consumer Discretionary and Industrials sectors. Individual securities that produced negative returns included Qurate Retail (down 56%), Didi Chuxing (down 1%), and Orascom Construction (down less than 1%). Wabtec (up 5%) and Hunter Douglas (up 1%) were among the holdings that had the weakest performance, although still positive, during the period. Wabtec, which was acquired via a spin off from General Electric, and Qurate Retail were sold during the period. Liberty TripAdvisor (down 54%), which was the Fund’s smallest holding at the start and end of the period, was also among the top detractors.

The Fund had an average weighting of 19% of its net assets in foreign securities. These foreign securities slightly underperformed the U.S. holdings (up 32% compared to up 33%).

Contributors to Performance
The Fund’s Consumer Discretionary holdings were the most significant relative contributor to performance and were also a top contributor on an absolute basis. The Fund benefited from its strong stock selection (up 40%, versus up 28%). New Oriental Education & Technology (up 121%), Alibaba (up 55%), and Amazon (up 23%) each produced positive returns.
While the top relative detractor, the Fund’s Financial securities were the top contributor on an absolute basis. Financial holdings that were among the top contributors included JPMorgan Chase (up 47%), Capital One Financial (up 39%), and Wells Fargo (up 21%).
Alphabet (up 29%), the fund’s largest position at the end of the period representing 9.02% of net assets, was a top contributor. Another Communication Services holding that was also accretive to performance was Facebook (up 57%).
The top contributor, Applied Materials, came from the Information Technology sector. Applied Materials (up 90%) operates primarily in the business segments consisting of semiconductors and advanced displays.

Selected American Shares’ investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. There can be no assurance that the Fund will achieve its objective. Selected American Shares’ principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, financial services risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2019, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors.  One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC. –(CONTINUED)

Comparison of a $10,000 investment in Selected American Shares Class S versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2009

S&P 500®
SAS - S
S&P 500®
$35,666
SAS - S
$27,333
$40,000
$30,000
$20,000
$10,000
$0
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19

Average Annual Total Return for periods ended December 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	31.15%	9.86%	10.57%	N/A	0.98%	0.98%
Class D	31.57%	10.22%	10.94%	7.94%	0.66%	0.66%
Standard & Poor’s 500® Index	31.49%	11.69%	13.55%	9.24%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Selected Funds Investor Services at 1-800-243-1575 or visit the Fund’s website at www.selectedfunds.com.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC.

Performance Overview

Selected International Fund outperformed the Morgan Stanley Capital International All Country World Index ex USA (“MSCI”) for the twelve-month period ended December 31, 2019 (the “period”). The Fund’s Class S and D shares delivered a total return of 27.15% and 27.45%, respectively, versus a 21.51% return for the MSCI. The sectors1 within the MSCI that reported the strongest performance were Information Technology (up 41%), Health Care (up 28%), and Consumer Discretionary (up 28%). All of the sectors within the MSCI reported positive performance during the period. The sectors that reported the weakest, yet still positive, performance were Communication Services (up 13%), Energy (up 16%), and Real Estate (up 18%).

Contributors to Performance

The Fund’s holdings in the Consumer Discretionary sector were the most substantial contributor2 to performance on both an absolute basis and relative to the MSCI. The Fund benefited from its strong stock selection (up 49%, versus up 28% for the MSCI) as well as from being significantly overweight in this sector (34% average weighting, compared to 11%). New Oriental Education & Technology3 (up 121%) was the top contributor and was the largest holding at the end of the period representing 9.63% of net assets. Other top contributors from the Consumer Discretionary sector included Alibaba (up 55%), JD.com (up 68%), and Meituan Dianping (up 145%). Naspers (up 26%) was another top contributor that was reclassified during the period from the Communication Services sector to Consumer Discretionary.

The Fund’s Industrial stocks were up 27%, while those of the MSCI were up 25%. The Fund also benefited from its overweight position (26% average weighting, versus 12% average weighting for the MSCI). Ferguson (up 46%), Schneider Electric (up 55%), and Safran (up 30%) were helpful to Fund performance. The Fund no longer owns Safran.

The Fund’s Financial holdings outperformed the MSCI’s Financial holdings (up 22%, compared to up 18%). Sul America (up 108%) and Bank of N.T. Butterfield (up 24%) aided performance.

Four of the five largest positions were in Chinese securities at the end of the period. The Fund benefited from its Chinese securities on both an absolute and a relative basis. The Fund’s Chinese holdings were up 33%, compared to up 24% for the MSCI.

Detractors from Performance

The Fund had a small position in Energy securities (average weighting of 4%). These holdings were a significant detractor to the Fund’s performance and significantly underperformed the MSCI’s Energy holdings (down 19%, versus up 16% for the MSCI). Encana (down 18%) and Seven Generations Energy (down 20%), the Fund’s only Energy holdings, were both top detractors for the period.

The Fund’s lone Information Technology holding also hindered the Fund’s performance on an absolute and relative basis. Hollysys was down 5%, while the MSCI’s Information Technology holdings were up 41%.

Given the strong performance of the market in general during the period, much of the negative performance was stock specific. Financial holdings that hurt performance included the leading detractor Metro Bank (down 75%), Yiren Digital (down 48%), and Noah Holdings (down 18%). A number of Consumer Discretionary holdings weighed on the Fund’s return and included Tarena International (down 69%) and Prosus (down 8%). Fang Holdings, which is a Chinese business focused on the real estate sector, was among the top detractors (down 57%).

Selected International Fund’s investment objective is capital growth. There can be no assurance that the Fund will achieve its objective. Selected International Fund’s principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2019, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC. –(CONTINUED)

Comparison of a $10,000 investment in Selected International Fund Class S versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on December 31, 2009

MSCI ACWI® ex USA
SIF - S
SIF - S
$17,062
MSCI ACWI®
ex USA
$16,235
$20,000
$15,000
$10,000
$5,000
$0
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19

Average Annual Total Return for periods ended December 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	27.15%	6.22%	5.48%	N/A	1.50%	1.15%
Class D	27.45%	6.63%	5.96%	4.50%	0.90%	0.90%
MSCI ACWI® ex USA	21.51%	5.51%	4.97%	6.20%

On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from investing primarily in domestic equity securities to investing primarily in foreign equity securities.  Performance prior to that date is unlikely to be relevant to future performance.

The Fund’s performance benefited from IPO purchases in 2010 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Selected Funds Investor Services at 1-800-243-1575 or visit the Fund’s website at www.selectedfunds.com.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC.	December 31, 2019

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/19 Net Assets)		(% of 12/31/19 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	80.15%	Diversified Financials	19.47%	5.01%
Common Stock (Foreign)	15.98%	Banks	15.19%	5.63%
Preferred Stock (Foreign)	3.24%	Media & Entertainment	14.35%	8.23%
Short-Term Investments	0.70%	Information Technology	12.69%	23.20%
Other Assets & Liabilities	(0.07)%	Retailing	11.02%	6.24%
	100.00%	Capital Goods	6.83%	6.42%
		Insurance	4.40%	2.31%
		Energy	4.36%	4.35%
		Consumer Services	4.13%	1.89%
		Health Care	3.40%	14.20%
		Transportation	3.26%	1.90%
		Automobiles & Components	0.35%	0.45%
		Consumer Durables & Apparel	0.34%	1.17%
		Telecommunication Services	0.21%	2.16%
		Other	–	13.05%
		Food, Beverage & Tobacco	–	3.79%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/19 Net Assets)

Alphabet Inc.*	Media & Entertainment	9.02%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.10%
Wells Fargo & Co.	Banks	5.95%
Capital One Financial Corp.	Consumer Finance	5.55%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	5.54%
United Technologies Corp.	Capital Goods	5.16%
Amazon.com, Inc.	Retailing	5.15%
JPMorgan Chase & Co.	Banks	5.10%
Facebook, Inc., Class A	Media & Entertainment	4.49%
New Oriental Education & Technology Group, Inc., ADR	Consumer Services	4.10%

*Alphabet Inc. holding includes Class A and Class C.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC. – (CONTINUED)	December 31, 2019

New Positions Added (01/01/19-12/31/19)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/19 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/19 Net Assets
AIA Group Ltd.	Life & Health Insurance	06/19/19	2.01%
Intel Corp.	Semiconductors & Semiconductor
	Equipment	05/23/19	2.40%
Naspers Ltd. - N	Retailing	03/14/19	0.55%
Quest Diagnostics Inc.	Health Care Equipment & Services	01/29/19	2.11%

Positions Closed (01/01/19-12/31/19)
(Gains and losses greater than $4,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
General Electric Co.	Capital Goods	05/03/19	$(10,758,483)
Johnson Controls International plc	Capital Goods	05/31/19	7,509,797
LafargeHolcim Ltd.	Materials	07/03/19	(1,672,902)
OCI N.V.	Materials	03/22/19	(486,821)
Qurate Retail, Inc., Series A	Retailing	12/27/19	(978,346)
Tencent Holdings Ltd.	Media & Entertainment	12/10/19	10,031,886
Wabtec Corp.	Capital Goods	04/18/19	5,482

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC.	December 31, 2019

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/19 Net Assets)		(% of 12/31/19 Stock Holdings)

			Fund	MSCI ACWI® EX USA
Common Stock (Foreign)	86.47%	Retailing	25.47%	3.89%
Preferred Stock (Foreign)	8.94%	Transportation	14.12%	2.66%
Short-Term Investments	3.90%	Banks	12.44%	12.97%
Other Assets & Liabilities	0.69%	Capital Goods	11.02%	7.79%
	100.00%	Consumer Services	10.50%	1.42%
		Insurance	7.17%	5.32%
		Information Technology	5.20%	9.35%
		Media & Entertainment	4.09%	2.96%
		Diversified Financials	3.81%	3.14%
		Energy	3.72%	6.52%
		Commercial & Professional Services	1.33%	1.52%
		Consumer Durables & Apparel	1.13%	3.12%
		Other	–	13.80%
		Health Care	–	8.86%
		Materials	–	7.39%
		Food, Beverage & Tobacco	–	5.58%
		Telecommunication Services	–	3.71%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 12/31/19 Stock Holdings)		(% of Fund’s 12/31/19 Net Assets)

China	48.47%	New Oriental Education & Technology Group, Inc., ADR	9.63%
United Kingdom	7.14%	Alibaba Group Holding Ltd., ADR	7.88%
Singapore	6.02%	Didi Chuxing Joint Co., Series A, Pfd.	7.18%
Brazil	5.53%	Ferguson PLC	6.26%
South Africa	5.30%	JD.com, Inc., Class A, ADR	5.83%
France	4.43%	Naspers Ltd. - N	5.06%
India	3.76%	Hollysys Automation Technologies Ltd.	4.96%
Canada	3.72%	Sul America S.A.	4.34%
Netherlands	3.55%	Schneider Electric SE	4.23%
Bermuda	3.46%	DBS Group Holdings Ltd.	3.99%
Norway	2.76%
Hong Kong	2.62%
Switzerland	1.75%
Denmark	1.46%
Germany	0.03%
	100.00%

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)	December 31, 2019

New Positions Added (01/01/19-12/31/19)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/19 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/19 Net Assets
AIA Group Ltd.	Life & Health Insurance	06/19/19	2.50%
Futu Holdings Ltd., Class A, ADR	Capital Markets	03/08/19	–
Metro Bank PLC	Banks	04/23/19	0.56%

Positions Closed (01/01/19-12/31/19)
(Gains and losses greater than $250,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
CAR Inc.	Transportation	02/11/19	$5,471
Ctrip.com International, Ltd., ADR	Retailing	04/25/19	457,667
Futu Holdings Ltd., Class A, ADR	Capital Markets	09/13/19	(348)
LafargeHolcim Ltd.	Materials	07/03/19	(256,747)
MultiChoice Group Ltd.	Media & Entertainment	04/23/19	110,919
Safran S.A.	Capital Goods	12/31/19	1,027,836
Shire PLC, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	01/04/19	46,085

SELECTED FUNDS	Expense Example

As a shareholder of each Fund, you incur ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. As a shareholder of Selected International Fund, you may also incur transaction costs, which consist of redemption fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2019.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/19)	(12/31/19)	(07/01/19-12/31/19)
Selected American Shares
Class S (annualized expense ratio 0.98%**)
Actual	$1,000.00	$1,116.73	$5.23
Hypothetical	$1,000.00	$1,020.27	$4.99
Class D (annualized expense ratio 0.67%**)
Actual	$1,000.00	$1,118.83	$3.58
Hypothetical	$1,000.00	$1,021.83	$3.41
Selected International Fund
Class S (annualized expense ratio 1.15%**)
Actual	$1,000.00	$1,079.41	$6.03
Hypothetical	$1,000.00	$1,019.41	$5.85
Class D (annualized expense ratio 0.93%**)
Actual	$1,000.00	$1,080.08	$4.88
Hypothetical	$1,000.00	$1,020.52	$4.74

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC.	December 31, 2019

	Shares/Units	Value (Note 1)
COMMON STOCK – (96.13%)
COMMUNICATION SERVICES – (14.47%)
Media & Entertainment – (14.26%)
Alphabet Inc., Class A *	47,364	$63,438,868
Alphabet Inc., Class C *	82,060	109,715,861
ASAC II L.P. *(a)(b)	1,174,606	1,224,879
Facebook, Inc., Class A *	419,528	86,108,122
Liberty Global plc, Series C *	485,630	10,584,306
Liberty Latin America Ltd., Class C *	121,609	2,366,511
Liberty TripAdvisor Holdings, Inc., Series A *	53,013	389,646
		273,828,193
Telecommunication Services – (0.21%)
GCI Liberty, Inc., Class A *	57,306	4,060,130
	Total Communication Services	277,888,323
CONSUMER DISCRETIONARY – (15.74%)
Automobiles & Components – (0.35%)
Adient plc *	316,295	6,721,269
Consumer Durables & Apparel – (0.34%)
Hunter Douglas N.V. (Netherlands)	100,460	6,535,786
Consumer Services – (4.10%)
New Oriental Education & Technology Group, Inc., ADR (China)*	649,340	78,732,475
Retailing – (10.95%)
Alibaba Group Holding Ltd., ADR (China)*	301,297	63,905,094
Amazon.com, Inc. *	53,456	98,778,135
Booking Holdings Inc. *	7,717	15,848,634
Expedia Group, Inc.	14,030	1,517,204
Naspers Ltd. - N (South Africa)	64,700	10,582,187
Prosus N.V., Class N (Netherlands)*	261,120	19,486,524
		210,117,778
	Total Consumer Discretionary	302,107,308
ENERGY – (4.33%)
Apache Corp.	1,935,197	49,521,691
Encana Corp. (Canada)	2,866,693	13,444,790
Magnolia Oil & Gas Corp., Class A *	1,609,773	20,250,945
	Total Energy	83,217,426
FINANCIALS – (38.81%)
Banks – (15.09%)
Danske Bank A/S (Denmark)	1,054,000	17,055,503
DBS Group Holdings Ltd. (Singapore)	1,410,600	27,143,260
JPMorgan Chase & Co.	701,796	97,830,362
U.S. Bancorp	564,930	33,494,700
Wells Fargo & Co.	2,122,040	114,165,752
		289,689,577
Diversified Financials – (19.35%)
Capital Markets – (3.98%)
Bank of New York Mellon Corp.	1,517,565	76,379,047

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2019

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Consumer Finance – (9.27%)
American Express Co.	572,408	$71,259,072
Capital One Financial Corp.	1,035,665	106,580,285
		177,839,357
Diversified Financial Services – (6.10%)
Berkshire Hathaway Inc., Class A *	345	117,158,550
		371,376,954
Insurance – (4.37%)
Life & Health Insurance – (2.01%)
AIA Group Ltd. (Hong Kong)	3,680,280	38,633,895
Property & Casualty Insurance – (2.36%)
Chubb Ltd.	164,771	25,648,254
Loews Corp.	219,504	11,521,765
Markel Corp. *	7,088	8,102,789
		45,272,808
		83,906,703
	Total Financials	744,973,234
HEALTH CARE – (3.38%)
Health Care Equipment & Services – (3.38%)
CVS Health Corp.	327,883	24,358,428
Quest Diagnostics Inc.	379,300	40,505,447
	Total Health Care	64,863,875
INDUSTRIALS – (6.79%)
Capital Goods – (6.79%)
Ferguson PLC (United Kingdom)	320,516	29,082,047
Orascom Construction PLC (United Arab Emirates)	355,584	2,133,504
United Technologies Corp.	661,790	99,109,670
	Total Industrials	130,325,221
INFORMATION TECHNOLOGY – (12.61%)
Semiconductors & Semiconductor Equipment – (10.75%)
Applied Materials, Inc.	1,742,070	106,335,953
Intel Corp.	768,400	45,988,740
Texas Instruments Inc.	421,523	54,077,185
		206,401,878
Software & Services – (1.86%)
Microsoft Corp.	148,990	23,495,723
Oracle Corp.	228,705	12,116,791
		35,612,514
	Total Information Technology	242,014,392
TOTAL COMMON STOCK – (Identified cost $1,055,881,392)		1,845,389,779

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2019

		Shares/Principal	Value (Note 1)
PREFERRED STOCK – (3.24%)
INDUSTRIALS – (3.24%)
Transportation – (3.24%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	1,161,716	$53,253,062
	Didi Chuxing Joint Co., Series B (China)*(a)(b)	195,204	8,948,151
		Total Industrials	62,201,213
	TOTAL PREFERRED STOCK – (Identified cost $42,180,624)		62,201,213
SHORT-TERM INVESTMENTS – (0.70%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.60%, 01/02/20, dated 12/31/19, repurchase value of $6,239,555 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.00%, 01/21/20-12/20/49, total market value $6,363,780)	$6,239,000	6,239,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.57%, 01/02/20, dated 12/31/19, repurchase value of $3,466,302 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-7.00%, 02/01/22-11/20/49, total market value $3,535,320)	3,466,000	3,466,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.58%, 01/02/20, dated 12/31/19, repurchase value of $3,743,329 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 10/01/24-08/01/43, total market value $3,817,860)	3,743,000	3,743,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $13,448,000)		13,448,000
	Total Investments – (100.07%) – (Identified cost $1,111,510,016)		1,921,038,992
	Liabilities Less Other Assets – (0.07%)		(1,306,842)
	Net Assets – (100.00%)		$1,919,732,150

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC.	December 31, 2019

	Shares/Units	Value (Note 1)
COMMON STOCK – (86.47%)
COMMUNICATION SERVICES – (3.91%)
Media & Entertainment – (3.91%)
58.com Inc., Class A, ADR (China)*	12,496	$808,866
Baidu, Inc., Class A, ADR (China)*	2,627	332,053
Fang Holdings Ltd., Class A, ADR (China)*	40,702	116,408
iQIYI, Inc., Class A, ADR (China)*	66,140	1,396,215
	Total Communication Services	2,653,542
CONSUMER DISCRETIONARY – (35.40%)
Consumer Durables & Apparel – (1.08%)
Hunter Douglas N.V. (Netherlands)	11,284	734,121
Consumer Services – (10.02%)
New Oriental Education & Technology Group, Inc., ADR (China)*	53,966	6,543,378
Tarena International, Inc., Class A, ADR (China)*	133,470	261,601
		6,804,979
Retailing – (24.30%)
Alibaba Group Holding Ltd., ADR (China)*	25,240	5,353,404
JD.com, Inc., Class A, ADR (China)*	112,355	3,958,267
Meituan Dianping, Class B (China)*	167,387	2,188,922
Naspers Ltd. - N (South Africa)	21,014	3,437,003
Prosus N.V., Class N (Netherlands)*	21,014	1,568,205
		16,505,801
	Total Consumer Discretionary	24,044,901
ENERGY – (3.55%)
Encana Corp. (Canada)	206,755	969,681
Seven Generations Energy Ltd., Class A (Canada)*	221,160	1,442,551
	Total Energy	2,412,232
FINANCIALS – (22.34%)
Banks – (11.87%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	60,570	2,242,301
Danske Bank A/S (Denmark)	58,340	944,040
DBS Group Holdings Ltd. (Singapore)	140,770	2,708,746
DNB ASA (Norway)	95,600	1,785,837
Metro Bank PLC (United Kingdom)*	138,430	378,097
		8,059,021
Diversified Financials – (3.63%)
Capital Markets – (3.20%)
Julius Baer Group Ltd. (Switzerland)	21,980	1,133,976
Noah Holdings Ltd., ADS (China)*	29,384	1,039,312
		2,173,288
Consumer Finance – (0.43%)
Yiren Digital Ltd., ADR (China)*	53,220	295,371
		2,468,659
Insurance – (6.84%)
Life & Health Insurance – (2.50%)
AIA Group Ltd. (Hong Kong)	161,740	1,697,873
Multi-line Insurance – (4.34%)
Sul America S.A. (Brazil)	197,737	2,945,385
		4,643,258
	Total Financials	15,170,938

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	December 31, 2019

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (16.31%)
Capital Goods – (10.51%)
Brenntag AG (Germany)	367	$19,957
Ferguson PLC (United Kingdom)	46,842	4,250,213
Schneider Electric SE (France)	27,974	2,871,127
		7,141,297
Commercial & Professional Services – (1.27%)
China Index Holdings Ltd., ADR (China)*	237,202	863,415
Transportation – (4.53%)
Azul S.A., ADR (Brazil)*	15,000	642,000
InterGlobe Aviation Ltd. (India)	130,267	2,433,855
		3,075,855
	Total Industrials	11,080,567
INFORMATION TECHNOLOGY – (4.96%)
Technology Hardware & Equipment – (4.96%)
Hollysys Automation Technologies Ltd. (China)	205,510	3,372,419
	Total Information Technology	3,372,419
TOTAL COMMON STOCK – (Identified cost $48,827,223)		58,734,599
PREFERRED STOCK – (8.94%)
INDUSTRIALS – (8.94%)
Transportation – (8.94%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	106,435	4,878,980
Grab Holdings Inc., Series G (Singapore)*(a)(b)	214,779	1,192,024
	Total Industrials	6,071,004
TOTAL PREFERRED STOCK – (Identified cost $4,143,934)		6,071,004

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)	December 31, 2019

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (3.90%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.60%, 01/02/20, dated 12/31/19, repurchase value of $1,228,109 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.00%, 01/21/20-12/20/49, total market value $1,252,560)	$1,228,000	$1,228,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.57%, 01/02/20, dated 12/31/19, repurchase value of $682,059 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.03%-5.00%, 07/01/27-09/01/49, total market value $695,640)	682,000	682,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.58%, 01/02/20, dated 12/31/19, repurchase value of $737,065 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-4.00%, 10/01/35-11/01/49, total market value $751,740)	737,000	737,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $2,647,000)	2,647,000
	Total Investments – (99.31%) – (Identified cost $55,618,157)		67,452,603
	Other Assets Less Liabilities – (0.69%)		466,536
		Net Assets – (100.00%)	$67,919,139

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

SELECTED FUNDS	Statements of Assets and Liabilities
At December 31, 2019

	Selected American Shares	Selected International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$1,921,038,992	$67,452,603
Cash	428	119
Receivables:
Capital stock sold	242,926	481,650
Dividends and interest	523,413	66,622
Investment securities sold	–	144,142
Prepaid expenses	65,308	3,057
Due from Adviser	–	3,260
Total assets	1,921,871,067	68,151,453
LIABILITIES:
Payables:
Capital stock redeemed	700,594	128,676
Deferred foreign taxes	–	22,615
Accrued custodian fees	79,101	17,940
Accrued distribution service fees	150,242	1,873
Accrued investment advisory fees	959,376	33,196
Accrued transfer agent fees	212,813	12,039
Other accrued expenses	36,791	15,975
Total liabilities	2,138,917	232,314
NET ASSETS	$1,919,732,150	$67,919,139
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$64,395,638	$1,346,214
Additional paid-in capital	1,039,453,473	55,028,433
Distributable earnings**	815,883,039	11,544,492
Net Assets	$1,919,732,150	$67,919,139
CLASS S SHARES:
Net assets	$655,978,885	$6,733,125
Shares outstanding	17,623,209	536,268
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$37.22	$12.56
CLASS D SHARES:
Net assets	$1,263,753,265	$61,186,014
Shares outstanding	33,893,301	4,848,589
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$37.29	$12.62

*Including:
Cost of investments	$1,111,510,016	$55,618,157

**Net of deferred foreign taxes of	–	22,615

See Notes to Financial Statements

SELECTED FUNDS	Statements of Operations
For the year ended December 31, 2019

	Selected American Shares	Selected International Fund
INVESTMENT INCOME:
Income:
Dividends*	$28,047,452	$884,928
Interest	290,312	19,102
Total income	28,337,764	904,030
Expenses:
Investment advisory fees (Note 3)	10,142,365	351,322
Custodian fees	270,147	45,554
Transfer agent fees:
Class S	829,587	35,436
Class D	653,978	49,901
Audit fees	64,860	23,500
Legal fees	37,759	9,606
Reports to shareholders	77,720	3,652
Directors’ fees and expenses	421,864	17,635
Registration and filing fees	59,891	42,195
Miscellaneous	98,711	25,511
Distribution service fees (Note 3):
Class S	1,685,435	20,256
Total expenses Reimbursement of expenses by Adviser (Note 3):	14,342,317	624,568
Class S	–	(28,345)
Net expenses	14,342,317	596,223
Net investment income	13,995,447	307,807
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions**	59,101,962	2,676,643
Foreign currency transactions	(83,751)	(6,927)
Net realized gain	59,018,211	2,669,716
Net change in unrealized appreciation (depreciation)***	425,325,411	12,127,311
Net realized and unrealized gain on investments and foreign currency transactions	484,343,622	14,797,027
Net increase in net assets resulting from operations	$498,339,069	$15,104,834

*Net of foreign taxes withheld of	$287,687	$69,610
**Net of foreign taxes of	–	3,678
***Net of deferred foreign taxes of	–	22,615

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2019

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$13,995,447	$307,807
Net realized gain from investments and foreign currency transactions	59,018,211	2,669,716
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	425,325,411	12,127,311
Net increase in net assets resulting from operations	498,339,069	15,104,834
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class S	(35,420,180)	(364,280)
Class D	(65,853,541)	(3,343,778)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class S	(146,988,536)	(3,383,524)
Class D	(11,254,421)	3,593,438
Total increase in net assets	238,822,391	11,606,690
NET ASSETS:
Beginning of year	1,680,909,759	56,312,449
End of year	$1,919,732,150	$67,919,139

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2018

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$15,216,403	$491,420
Net realized gain from investments and foreign currency transactions	233,310,202	8,167,665
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(520,631,883)	(25,282,535)
Net decrease in net assets resulting from operations	(272,105,278)	(16,623,450)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class S	(112,615,545)	(633,351)
Class D	(177,899,601)	(3,670,557)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class S	(36,288,708)	(21,869,578)
Class D	23,991,402	(3,713,913)
Total decrease in net assets	(574,917,730)	(46,510,849)
NET ASSETS:
Beginning of year	2,255,827,489	102,823,298
End of year	$1,680,909,759	$56,312,449

See Notes to Financial Statements

SELECTED FUNDS	Notes to Financial Statements
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds (“Funds”) consist of Selected American Shares, Inc. (a Maryland corporation) (“Selected American Shares”) and Selected International Fund, Inc. (a Maryland corporation) (“Selected International Fund”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Funds follow the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Selected American Shares’ investment objective is to achieve both capital growth and income. The Fund principally invests in common stocks issued by large companies with market capitalizations of at least $10 billion.

Selected International Fund’s investment objective is to achieve capital growth. The Fund principally invests in common stocks issued by foreign companies, including companies in developed or emerging markets. The Fund may invest in large, medium, or small companies without regard to market capitalization.

An investment in the Funds, as with any mutual fund, includes risks that vary depending upon the Funds’ investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. Each Fund’s return and net asset value will fluctuate.

Class S and Class D shares are sold at net asset value. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. Selected International Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging into Selected American Shares) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

Eligible Class S shares were converted to Class D shares on August 1, 2019 for those shareholders that have not previously converted nor objected to such conversion prior to July 16, 2019. Class D shares offer lower expenses for shareholders who have chosen not to use an intermediary, but instead invest directly with the Selected Funds. This was a non-taxable event.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of December 31, 2019 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Selected	Selected
	American Shares	International Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$276,663,444	$2,653,542
Consumer Discretionary	302,107,308	24,044,901
Energy	83,217,426	2,412,232
Financials	744,973,234	15,170,938
Health Care	64,863,875	–
Industrials	130,325,221	11,080,567
Information Technology	242,014,392	3,372,419
Total Level 1	1,844,164,900	58,734,599
Level 2 – Other Significant Observable Inputs:
Short-term securities	13,448,000	2,647,000
Total Level 2	13,448,000	2,647,000
Level 3 – Significant Unobservable Inputs:
Common Stock:
Communication Services	1,224,879	–
Preferred Stock:
Industrials	62,201,213	6,071,004
Total Level 3	63,426,092	6,071,004
Total Investments	$1,921,038,992	$67,452,603

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2019. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2019 was $(818,630) and $(201,885) for Selected American Shares and Selected International Fund, respectively. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the year. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance January 1, 2019	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance December 31, 2019
Selected American Shares
Investments in Securities:
Common Stock	$1,147,942	$–	$76,937	$–	$–	$1,224,879
Preferred Stock	63,096,780	–	(895,567)	–	–	62,201,213
Total Level 3	$64,244,722	$–	$(818,630)	$–	$–	$63,426,092
Selected International Fund
Investments in Securities:
Preferred Stock	$6,272,889	$–	$(201,885)	$191,022	$(191,022)	$6,071,004
Total Level 3	$6,272,889	$–	$(201,885)	$191,022	$(191,022)	$6,071,004

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at December 31, 2019	Valuation Technique	Unobservable Input(s)	Amount	Impact to Valuation from an Increase in Input
Selected American Shares
Investments in Securities:
Common Stock	$1,224,879	Discounted Cash Flow	Annualized Yield	2.57%	Decrease

Preferred Stock	62,201,213	Market Approach	Adjusted Transaction Price	$45.84	Increase
Total Level 3	$63,426,092
Selected International Fund
Investments in Securities:
Preferred Stock	$4,878,980	Market Approach	Adjusted Transaction Price	$45.84	Increase

Preferred Stock	1,192,024	Market Approach	Adjusted Transaction Price	$5.55	Increase
Total Level 3	$6,071,004

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds’ investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2019, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2016.

Based on the Funds’ understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2019, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Selected	Selected
	American Shares	International Fund
Cost	$1,113,386,052	$57,330,807
Unrealized appreciation	898,098,067	16,932,407
Unrealized depreciation	(90,445,127)	(6,810,611)
Net unrealized appreciation	$807,652,940	$10,121,796

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, equalization accounting for tax purposes, corporate actions, partnership income, Directors’ deferred compensation, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Funds’ net assets have not been affected by these reclassifications. During the year ended December 31, 2019, amounts have been reclassified to reflect increases (decreases) as follows:

Selected American Shares
Distributable earnings	$(5,114,088)
Paid-in capital	5,114,088

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Selected American Shares
2019	$24,916,831	$76,356,890	$101,273,721
2018	14,007,235	276,507,911	290,515,146
Selected International Fund
2019	$2,205,433	$1,502,625	$3,708,058
2018	299,965	4,003,943	4,303,908

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Selected American Shares	Selected International Fund
Undistributed ordinary income	$1,535,720	$275,018
Undistributed long-term capital gain	8,391,641	1,195,345
Net unrealized appreciation on investments and foreign currency transactions	807,650,853	10,099,671
Total	$817,578,214	$11,570,034

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2019 were as follows:

	Selected American Shares	Selected International Fund
Cost of purchases	$202,211,504	$5,370,990
Proceeds from sales	451,083,032	10,739,799

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of December 31, 2019, related shareholders with greater than 20% of outstanding shares were as follows:

Selected American Shares	Selected International Fund
n/a	23%

Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for Selected American Shares is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets in excess of $10 billion. Advisory fees paid during the year ended December 31, 2019 approximated 0.55% of the average net assets for Selected American Shares. The fixed annual rate for Selected International Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse Selected International Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class S shares, 1.15%), until May 1, 2020. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. During the year ended December 31, 2019, such reimbursements for Class S shares amounted to $28,345, and are not subject to future recoupment.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser during the year ended December 31, 2019 was $171,237 and $14,900 for Selected American Shares and Selected International Fund, respectively. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian.

Distribution Service Fees - For services under the distribution agreement, the Funds’ Class S shares pay an annual fee of 0.25% of average daily net assets. During the year ended December 31, 2019, Selected American Shares and Selected International Fund incurred distribution service fees totaling $1,685,435 and $20,256, respectively.

There are no distribution service fees for the Funds’ Class D shares.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 4 - CAPITAL STOCK

At December 31, 2019, there were 600 million shares of capital stock of Selected American Shares ($1.25 par value per share) and 50 million shares of capital stock of Selected International Fund ($0.25 par value per share) authorized. Transactions in capital stock were as follows:

	Year ended December 31, 2019
	Sold		Reinvestment of Distributions	Redeemed*		Net Increase (Decrease)
Selected American Shares
Shares: Class S	730,234		1,009,686	(6,014,518)	^	(4,274,598)
Class D	2,972,827	^	1,741,789	(5,012,818)		(298,202)
Value: Class S	$25,845,798		$34,940,532	$(207,774,866)	^	$(146,988,536)
Class D	102,158,430	^	60,591,717	(174,004,568)		(11,254,421)

Selected International Fund
Shares: Class S	7,757		29,589	(317,021)	^	(279,675)
Class D	310,929	^	269,078	(282,891)		297,116
Value: Class S	$93,659		$356,542	$(3,833,725)	^	$(3,383,524)
Class D	3,772,872	^	3,258,524	(3,437,958)		3,593,438

* Selected International Fund: net of redemption fees amounting to $110 for Class S.
^Includes Class S to Class D conversions as disclosed in Note 1 of the Notes to Financial Statements.

	Year ended December 31, 2018
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Selected American Shares
Shares: Class S	913,656	3,226,647	(4,731,458)	(591,155)
Class D	1,794,593	4,721,813	(5,445,330)	1,071,076
Value: Class S	$31,483,870	$111,137,308	$(178,909,886)	$(36,288,708)
Class D	67,240,804	162,583,791	(205,833,193)	23,991,402

Selected International Fund
Shares: Class S	299,531	57,201	(1,875,392)	(1,518,660)
Class D	94,874	328,521	(628,733)	(205,338)
Value: Class S	$4,402,472	$620,627	$(26,892,677)	$(21,869,578)
Class D	1,317,984	3,580,876	(8,612,773)	(3,713,913)

* Selected International Fund: net of redemption fees amounting to $4,020 and $17 for Class S and Class D, respectively.

NOTE 5 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2019, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Selected American Shares amounted to $63,426,092 or 3.30% of the Fund’s net assets as of December 31, 2019. The aggregate value of restricted securities in Selected International Fund amounted to $6,071,004 or 8.94% of the Fund’s net assets as of December 31, 2019. Information regarding restricted securities is as follows:
Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/ Share	Valuation per Unit/Share as of December 31, 2019

Selected American Shares	ASAC II L.P.	10/10/13	1,174,606	$1.00	$1.0428

	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	1,161,716	$27.7507	$45.84

	Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	195,204	$50.9321	$45.84

Selected International Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	106,435	$27.7507	$45.84

	Grab Holdings Inc., Series G, Pfd.	08/02/17	214,779	$5.5419	$5.55

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Year ended December 31, 2019	$29.94	$0.19	$8.97	$9.16
Year ended December 31, 2018	$40.53	$0.20	$(5.35)	$(5.15)
Year ended December 31, 2017	$35.76	$0.15	$7.46	$7.61
Year ended December 31, 2016	$36.93	$0.13	$4.06	$4.19
Year ended December 31, 2015	$43.16	$0.20	$1.37	$1.57
Selected American Shares Class D:
Year ended December 31, 2019	$29.99	$0.30	$8.99	$9.29
Year ended December 31, 2018	$40.59	$0.33	$(5.36)	$(5.03)
Year ended December 31, 2017	$35.80	$0.28	$7.47	$7.75
Year ended December 31, 2016	$36.97	$0.25	$4.06	$4.31
Year ended December 31, 2015	$43.13	$0.36	$1.36	$1.72
Selected International Fund Class S:
Year ended December 31, 2019	$10.45	$0.04	$2.77	$2.81
Year ended December 31, 2018	$14.44	$0.04	$(3.23)	$(3.19)
Year ended December 31, 2017	$10.45	$(0.03)	$4.02	$3.99
Year ended December 31, 2016	$10.48	$(0.01)	$(0.02)	$(0.03)
Year ended December 31, 2015	$11.12	$0.04	$(0.11)	$(0.07)
Selected International Fund Class D:
Year ended December 31, 2019	$10.50	$0.06	$2.80	$2.86
Year ended December 31, 2018	$14.53	$0.09	$(3.26)	$(3.17)
Year ended December 31, 2017	$10.50	$0.05	$4.03	$4.08
Year ended December 31, 2016	$10.53	$0.04	$(0.03)	$0.01
Year ended December 31, 2015	$11.17	$0.09	$(0.10)	$(0.01)

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.41)	$(1.47)	$–	$(1.88)	$37.22	31.15%	$656	0.98%	0.98%	0.56%	11%
$(0.19)	$(5.25)	$–	$(5.44)	$29.94	(14.00)%	$656	0.97%	0.97%	0.52%	24%
$(0.15)	$(2.69)	$–	$(2.84)	$40.53	21.77%	$911	0.97%	0.97%	0.39%	13%
$(0.27)	$(5.09)	$–	$(5.36)	$35.76	12.50%	$993	0.97%	0.97%	0.39%	19%
$(0.28)	$(7.52)	$–	$(7.80)	$36.93	3.59%	$1,181	0.95%	0.95%	0.50%	27%

$(0.52)	$(1.47)	$–	$(1.99)	$37.29	31.57%	$1,264	0.66%	0.66%	0.88%	11%
$(0.32)	$(5.25)	$–	$(5.57)	$29.99	(13.71)%	$1,025	0.65%	0.65%	0.84%	24%
$(0.27)	$(2.69)	$–	$(2.96)	$40.59	22.18%	$1,344	0.65%	0.65%	0.71%	13%
$(0.39)	$(5.09)	$–	$(5.48)	$35.80	12.83%	$1,391	0.65%	0.64%	0.72%	19%
$(0.36)	$(7.52)	$–	$(7.88)	$36.97	3.96%	$2,131	0.61%	0.61%	0.84%	27%

$(0.34)	$(0.36)	$–	$(0.70)	$12.56	27.15%	$7	1.50%	1.15%	0.27%	9%
$(0.01)	$(0.79)	$–	$(0.80)	$10.45	(22.27)%	$9	1.31%	1.26%	0.30%	31%
$–[e]	$–	$–	$–[e]	$14.44	38.22%	$34	1.28%	1.25%	(0.07)%	12%
$–	$–	$–	$–	$10.45	(0.29)%	$8	1.51%	1.30%	(0.09)%	49%
$(0.04)	$(0.53)	$–	$(0.57)	$10.48	(0.70)%	$9	1.41%	1.30%	0.28%	43%

$(0.38)	$(0.36)	$–	$(0.74)	$12.62	27.45%	$61	0.90%	0.90%	0.52%	9%
$(0.07)	$(0.79)	$–	$(0.86)	$10.50	(22.05)%	$48	0.89%	0.89%	0.67%	31%
$(0.05)	$–	$–	$(0.05)	$14.53	38.90%	$69	0.87%	0.87%	0.31%	12%
$(0.04)	$–	$–	$(0.04)	$10.50	0.10%	$52	0.87%	0.83%	0.38%	49%
$(0.10)	$(0.53)	$–	$(0.63)	$10.53	(0.20)%	$74	0.83%	0.83%	0.75%	43%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]	Less than $0.005 per share.

See Notes to Financial Statements

SELECTED FUNDS	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Selected American Shares, Inc. and Selected International Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Selected American Shares, Inc. and Selected International Fund, Inc. (the “Funds”), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Selected Funds investment companies since 1998.

Denver, Colorado
February 19, 2020

SELECTED FUNDS	Federal Income Tax Information (Unaudited)

In early 2020, shareholders received information regarding all dividends and distributions paid to them by the Funds during the calendar year 2019. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2019 with their 2019 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2019, if any, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Selected American Shares	Selected International Fund
Income dividends	$24,916,831	$2,205,433
Income qualifying for corporate dividends-received deduction	$23,046,207	$–
	92%	–
Qualified dividend income	$24,916,831	$2,205,433
	100%	100%
Long-term capital gain distributions*	$76,356,890	$1,502,625

*Selected American Shares designated long-term capital gain distributions in the amount of $81,470,978. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain.

Pursuant to Section 853 of the Internal Revenue Code, Selected International Fund elected to pass through to its shareholders foreign taxes paid during the year ended December 31, 2019. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. Information regarding foreign taxes paid and foreign sourced income is detailed below.

Selected International Fund
Foreign taxes paid	$50,743
Foreign sourced income	$2,621,086
% of income dividend derived from foreign sourced income	100%

SELECTED FUNDS	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Selected Funds by phone at 1-800-243-1575. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

SELECTED FUNDS	Directors and Officers

For the purpose of their service as Directors to the Selected Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until retirement, resignation, death, or removal. After turning 75, each Director will be annually reviewed by the Independent Directors, and a majority of the Independent Directors (with such Director abstaining) may request such Director’s resignation as of the last business day of the year.  Subject to further exceptions and exemptions that may be granted by the Independent Directors, Directors must retire from the Board and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 80.

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

Francisco L. Borges (11/17/51) Director since 2006	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Trustee, John S. and James L. Knight Foundation;
Trustee, Connecticut Public Broadcasting Network;
Chairman/Director, Assured Guaranty Ltd. (financial
guaranty insurance business); Director, Jefferies
Financial Group (holding company); Trustee,
Millbrook School; Trustee, Clipper Funds Trust
(consisting of one portfolio).

Lawrence E. Harris (09/16/56) Director since 2015	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Trustee, Clipper Funds Trust (consisting of one portfolio).

Steven N. Kearsley (09/29/41) Director since 2015	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Katherine L. MacWilliams (01/19/56) Director since 1997	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

James J. McMonagle (10/01/44) Director since 1990 Chairman since 1997	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Chairman/Trustee, Clipper Funds Trust (consisting of one portfolio).

Richard O’Brien (09/12/45) Director since 1996	Retired; Corporate Economist, HP Inc.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1998	President or Vice President of each Selected Fund, Clipper Fund, and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio).

Christopher C. Davis (07/13/65) Director since 1998	President or Vice President of each Selected Fund, Davis Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Davis Funds (consisting of 13 portfolios);
Trustee, Clipper Funds Trust (consisting of one
portfolio); Lead Independent Director, Graham
Holdings Company (educational and media company);
Director, The Coca-Cola Company (beverage
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Selected Funds officer since 2018). Vice President and Chief Compliance Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Selected Funds officer since 2014). Vice President and Secretary of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

SELECTED FUNDS

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Custodian
State Street Bank and Trust Co.
c/o The Selected Funds
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Selected Funds
P.O. Box 219662
Kansas City, Missouri 64121-9662

Overnight Address:
430 West 7th Street, Suite 219662
Kansas City, Missouri 64105-1407

Legal Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about the Selected Funds including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-243-1575 or on the Funds’ website at www.selectedfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.selectedfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Katherine MacWilliams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2019 and December 31, 2018 were $64,860 and $64,860, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2019 and December 31, 2018 were $10,099 and $9,700, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2019 and December 31, 2018.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECTED AMERICAN SHARES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 19, 2020

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 19, 2020